UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

ADVANCED FLOWER CAPITAL INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39995	85-1807125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 S. Rosemary Ave., Suite 301

West Palm Beach, FL 33401

(Address of principal executive offices, including zip code)

561-510-2390

(Registrant’s telephone number, including area code)

AFC GAMMA, INC.

525 Okeechobee Blvd., Suite 1650

West Palm Beach, FL 33401

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AFCG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition of Leonard M. Tannenbaum from Executive Chairman to Chairman and Resignation as Chief Investment Officer

Effective on October 21, 2024, Leonard M. Tannenbaum resigned as Chief Investment Officer of Advanced Flower Capital Inc. (formerly known as AFC Gamma, Inc., the “Company”). Additionally, Mr. Tannenbaum transitioned from his role as Executive Chairman of the Company to Chairman of the Company on such date. Mr. Tannenbaum will remain a member of the Company’s Investment Committee.

Appointment of Robyn Tannenbaum as Chief Investment Officer

Effective on October 21, 2024, the Company’s Board of Directors (the “Board”) appointed Robyn Tannenbaum as the Chief Investment Officer of the Company. Mrs. Tannenbaum has served as the Company’s President since March 2023 and previously served as the Company’s Managing Director, Head of Originations and Investor Relations.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2024, the Company filed an amendment to its Articles of Amendment with the State Department of Assessments and Taxation of Maryland to change its name from “AFC Gamma, Inc.” to “Advanced Flower Capital Inc.” (the “Amendment”). In addition, the Company amended and restated its Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”), to reflect the name change and to address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934 (the “Universal Proxy Rules”) by requiring stockholders intending to use the Universal Proxy Rules to, among other things, provide evidence of compliance with Rule 14a-19 to the Company. The Amendment and the Second Amended and Restated Bylaws became effective as of October 22, 2024.

The foregoing description of the Amendment and the Second Amended and Restated Bylaws is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by, the Amendment and the Second Amended and Restated Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment, dated October 22, 2024
3.2	Second Amended and Restated Bylaws of the Company, effective as of October 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED FLOWER CAPITAL INC.

	By:	/s/ Brandon Hetzel
Brandon Hetzel
Chief Financial Officer and Treasurer

Date: October 22, 2024

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